SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 16, 2017

ADAMS RESOURCES & ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7908	74-1753147
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

17 South Briar Hollow Lane, Suite 100 Houston, Texas		77027
(Address of principal executive offices)		(Zip code)

(713) 881-3600
(Registrant’s telephone number, including area code)

 Item 2.02.  Results of Operations and Financial Condition.

On February 16, 2017 Adams Resources & Energy, Inc., a Delaware corporation, issued a press release announcing a dividend for the first quarter ended March 31, 2017.  A copy of the news release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

 A copy of the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMS RESOURCES & ENERGY, INC.

Date: February 16, 2017	By:/s/ Josh C. Anders____
Josh C. Anders
Chief Financial Officer

EXHIBIT 99.1
FOR IMMEDIATE RELEASE
CONTACT:  Josh C. Anders (713) 881-3609

ADAMS RESOURCES ANNOUNCES FIRST QUARTER 2017 DIVIDEND

Houston (February 16, 2017)--Adams Resources & Energy, Inc. (NYSE MKT: AE) announced that its Board of Directors declared a quarterly cash dividend in the amount of $.22 (twenty-two cents) per common share, payable on March 24, 2017 to shareholders of record as of March 10, 2017.

The Company expects to announce its fourth quarter 2016 earnings during the week of March 13, 2017.